Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Alpha Architect U.S. Quantitative Value ETF (QVAL)

Alpha Architect International Quantitative Value ETF (IVAL)

Alpha Architect U.S. Quantitative Momentum ETF (QMOM)

Alpha Architect International Quantitative Momentum ETF (IMOM)

Alpha Architect Value Momentum Trend ETF (VMOT)

each a series of Alpha Architect ETF Trust
(each a “Fund” and collectively, the “Funds”)

March 18, 2020

Supplement to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated January 31, 2020

NOTICE OF A CHANGE IN NUMBER OF SHARES CONSTITUTING A CREATION UNIT FOR VMOT

The Alpha Architect Value Momentum Trend ETF (VMOT) currently issues and redeems shares (Shares) on a continuous basis only in large blocks of 50,000 Shares, called “Creation Units.”

Effective on or about March 20, 2020, VMOT will issue and redeem Shares on a continuous basis only in Creation Units of 25,000 Shares.

The Creation Unit sizes of the other Funds (QVAL, IVAL, QMOM, and IMOM) and will remain at 50,000 shares of each respective Fund.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.